EXHIBIT 10.32

IMPORTANT INFORMATION ON THE SEPARATION PROGRAM

APPLICABLE TO LEGACY MERCK

“BRIDGE-ELIGIBLE EMPLOYEES”

This Brochure applies to “Legacy Merck Employees” as defined in the Merck & Co., Inc. US Separation Benefits Plan (the “Separation Benefits Plan”) who Experience a “Termination due to Workforce Restructuring” (as defined in the Separation Benefits Plan):

(1) on or after January 1, 2012 but before January 1, 2013 and who as of their Separation Date, are

•	at least age 49 and have at least 9 years of Credited Service; or

•	at least age 64 years and have less than 9 years of Credited Service; and

•	who, on their Separation Date, are not at least age 55 with at least 10 years of Credited Service or at least age 65*; or

(2) on or after January 1, 2013 and who, as of December 31 of the year in which their Separation Date occurs, are

•	at least age 50 and have at least 10 years of Credited Service; or

•	at least age 64 and have less than 10 years of Credited Service; and

•	who, on their Separation Date, are not at least age 55 with at least 10 years of Credited Service or at least age 65*.

*	For those who on their Separation Date are either at least age 65 regardless of length of Credited Service or at least age 55 with at least 10 years of Credited Service, see the brochure applicable to “Separated Retirement Eligible Employees”.

Note: “Bridge-Eligible Employees” are not eligible for retiree healthcare unless they meet the age and service requirements to be “Retiree Healthcare Bridge Eligible” (see the glossary contained in this Brochure).

This Brochure does not apply to Legacy Merck Employees who are “Separated Employees,” “Separated Retirement Eligible Employees,” or “Rebadged Employees” as those terms are defined in the brochures applicable to those groups. If you are a Legacy Merck Employee who is a “Separated Employee,” “Separated Retirement Eligible Employee,” or “Rebadged Employee,” see the brochure that applies to you.

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Effective Date: As of January 1, 2012

Bridge-Eligible Employees

Effective as of November 1, 2005

2

Table Of Contents

Brochure Overview	3

Separation Program Overview	4

Retirement Plan—Pension Bridge	5
• “Terminated Vested”—If You Do Not Sign the Separation Letter	5
• Separation Program—Pension Bridge—If You Sign the Separation Letter	6

Medical (including Prescription Drug) and Dental	9
• Medical (including Prescription Drug) and Dental—If You Do Not Sign the Separation Letter	9
• Separation Program—Medical (including Prescription Drug) and Dental—If You Sign the Separation Letter	9
• If You Are Retiree Healthcare Bridge Eligible on Your Separation Date	10
• Merck Retiree Healthcare Benefits—In General	11
• Coordination with Medicare	12

Life Insurance	13
• Basic Life Insurance—If You Do Not Sign the Separation Letter	13
• Separation Program—Basic Life Insurance—If You Sign the Separation Letter	13
• AD&D, Optional Group Life and Dependent Life	13

Health and Life Insurance Benefits Overview Chart	14

Stock Options, Restricted Stock Units and Performance Stock Units	15
• If You Do Not Sign the Separation Letter—“Separated” or “Involuntarily Terminated” for Purposes of Stock Options, RSUs and PSUs	15
• Stock Options (separation/sale/involuntary termination terms)	15
• RSUs (separation/sale/involuntary termination terms)	16
• PSUs (separation/sale/involuntary termination terms)	17
• Separation Program—If You Sign the Separation Letter—“Retired” for Purposes of Stock Options, RSUs and PSUs	18
• Stock Options (retirement terms)	18
• RSUs (retirement terms)	19
• PSUs (retirement terms)	19
Annual Incentive Program/Executive Incentive Program (“AIP/EIP”)	19
• Separation Program—If Your Separation Date Occurs On or After July 1 And On Or Before December 31	20

Other Benefits And Programs	21
• Business Travel Accident	21
• Dependent Care Flexible Spending Account	21
• Group Auto & Homeowners Insurance	21

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

• Group Legal Plan	21
• Health and Insurance Benefits	21
• Health Care Flexible Spending Account	22
• Long Term Care	22
• Long Term Disability	22
• Merck Deferral Program	23
• Sales Incentive Plan	23
• Savings Plan	23
• Short Term Disability	24
• Vacation Pay/Floating Holidays	24
• Vision	24

Other Important Information	25

Glossary of Definitions	26

Note: Capitalized Terms used in this Brochure are generally defined in the Glossary of Definitions.

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Brochure Overview

This Brochure summarizes the benefits for which a “Bridge-Eligible Employee” may be eligible under Merck’s Separation Program and other employee benefit plans and programs of Merck & Co., Inc. and its subsidiaries. Unless otherwise noted, it is not an official plan document. The terms and conditions of Merck’s employee benefit plans and programs applicable on an employee’s termination of employment from the Employer are as described in the official plan documents, including applicable summary plan descriptions (“SPDs”) and applicable summaries of material modification, in each case previously provided to you or provided to you with this Brochure, as such plans and programs (and the applicable SPDs) may be amended from time to time. A copy of the applicable SPDs and applicable summaries of material modification can be obtained on line at http://one.merck.com/sites/sa/en-us/Pages/USMerckSummaryPlanDescriptions.aspx or by calling the Merck Benefits Service Center at Fidelity at 800-666-3725. Unless otherwise noted below, to the extent the information in this Brochure differs from the official plan documents, the official plan documents will control.

“Bridge-Eligible Employees” are “Legacy Merck Employees” (as defined in the Separation Benefits Plan) who experience a “Termination due to Workforce Restructuring” (as defined in the Separation Benefits Plan):

(1) on or after January 1, 2012 but before January 1, 2013 and who as of their Separation Date, are

•	at least age 49 and have at least 9 years of Credited Service; or

•	at least age 64 years and have less than 9 years of Credited Service; and

•	who, on their Separation Date, are not at least age 55 with at least 10 years of Credited Service or at least age 65; or

(2) on or after January 1, 2013 and who, as of December 31 of the year in which their Separation Date occurs, are

•	at least age 50 and have at least 10 years of Credited Service; or

•	at least age 64 and have less than 10 years of Credited Service; and

•	who, on their Separation Date, are not at least age 55 with at least 10 years of Credited Service or at least age 65.

Bridge-Eligible Employees are only those employees who are designated by the Employer or the Parent as “Bridge-Eligible Employees.” “Bridge-Eligible Employees” do not include employees who terminate employment in any way that does not constitute a Termination due to Workforce Restructuring as determined in accordance with the terms of the Separation Benefits Plan, including employees who resign for any reason. Benefits described in this Brochure only apply to Bridge-Eligible Employees and do not apply to any other employees of Merck or its subsidiaries or affiliates, including the Employer.

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

If you have been designated as a Bridge-Eligible Employee, the Employer or Parent will provide you with the Separation Letter. In order to receive the benefits under the Separation Program for which a release of claims is required, you must sign and return the Separation Letter by the date stated in the letter (the “Separation Letter Return Date”).

Bridge-Eligible Employees who sign, return and, if a revocation period is applicable, do not revoke the Separation Letter shall be treated as retired under the Retirement Plan and referred to as “Bridged Employees.”

You are considered to have signed the Separation Letter if you sign and return the Separation Letter by the Separation Letter Return Date and, if a revocation period is applicable to you, do not revoke the Separation Letter within the revocation period. You are considered to have not signed the Separation Letter if you either (i) do not sign and return the Separation Letter by the Separation Letter Return Date, or (ii) sign and return the Separation Letter by the Separation Letter Return Date and, if a revocation period is applicable to you, revoke the Separation Letter within the revocation period.

Separation Program Overview

All benefits under the Separation Program applicable to Bridge-Eligible Employees are contingent upon the Bridge-Eligible Employee signing the Separation Letter. They consist of:

•	Separation Pay

•	Outplacement Benefits

•	Eligibility for continued medical, dental and Basic Life Insurance benefits

•

Eligibility for a special payment in lieu of an AIP/EIP bonus for the performance year in which his or her Separation Date occurs if his or her Separation Date occurs on or after July 1 and on or before December 31 of that performance year

•	Eligibility for retiree healthcare for those who are Retiree Healthcare Bridge Eligible on their Separation Date

•

A pro-rata portion of certain early retirement subsidies under the Retirement Plan, including the Social Security Bridge Transition Benefit and treatment as a retiree under the Retirement Plan (“Pension Bridge”)

•	Treatment as a retiree for purposes of unexercised stock options and restricted stock units and performance stock units

Separation Pay, Outplacement Benefits and continued medical, dental and Basic Life Insurance benefits are described in the Separation Plan SPD distributed with this Brochure.

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

This Brochure describes:

•	the benefits offered under the Separation Program that are not described in the Separation Plan SPD;

•	the benefits for those Bridge-Eligible Employees who do not sign the Separation Letter; and

•	the terms and conditions of certain Merck benefit plans and programs as they apply to Bridge-Eligible Employees without regard to whether they sign the Separation Letter.

Retirement Plan—Pension Bridge

“Terminated Vested”—If You Do Not Sign the Separation Letter

By definition, as of the Separation Date, Bridge-Eligible Employees are not eligible for early or normal retirement under the terms of the Retirement Plan. So, on your Separation Date, if you are not a Bridged Employee (one who has signed the Separation Letter) and you have at least 5 years of Vesting Service (as that term is defined in the Retirement Plan), you will be a “terminated vested” participant in the Retirement Plan for all purposes and will stop accruing additional Credited Service (as that term is defined in the Retirement Plan). This means that your employment will have terminated after you are vested and before you were eligible for early or normal retirement under the Retirement Plan (generally, at least age 55 with at least 10 years of Credited Service, or at least age 65 without regard to years of service). If you are less than 65 and your employment terminates before you have at least 5 years of Vesting Service, you are not vested and have no entitlement under the Retirement Plan; you are not considered “terminated vested.”

If you are a “terminated vested” participant, your benefits under the Retirement Plan must begin no later than the first day of the month following age 65. However, you can start receiving a reduced lump sum or monthly benefit payment on the first day of any month after you reach age 55. Your lump sum or monthly benefit payment will be reduced to reflect early payment of your benefits. The early payment reduction for a “terminated vested” participant is an “actuarial” reduction. That is, your life expectancy and certain other actuarial assumptions are used in calculating the reduction amount for each year prior to age 65 that the benefits begin. You should expect this to reduce your lump sum or monthly payments substantially because by commencing your benefit early, you receive benefits earlier and for a longer period. A table illustrating examples of actuarial reductions from the age 65 benefit and a more detailed explanation of the benefits for “terminated vested” participants can be found in the SPD (and applicable summaries of material modification) for the Retirement Plan.

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

After you leave the Employer, if you are entitled to a vested benefit from the Retirement Plan, you’ll receive a statement that will tell you what your monthly life income payment will be at age 65. This will be sent to you within approximately one year from your Separation Date. If any portion of your benefit is from a different plan, such as the Retirement Plan for Hourly Employees of MSD, there is an offset which reduces the benefit from the Retirement Plan. The aggregate lump sum benefit payable from two different plans generally differs slightly from a lump sum payable from only one plan (especially if different interest rate methodologies apply).

Payments not Compensation for Retirement Plan. Separation Pay is not compensation for Retirement Plan purposes. A bonus or the special payment, if any, in lieu of an AIP/EIP bonus paid after your Separation Date is also not compensation for Retirement Plan purposes.

Separation Program—Pension Bridge—If You Sign the Separation Letter

For Retirement Plan purposes, as a Bridged Employee (one who has signed the Separation Letter), you will be considered to have retired from active service with the Employer on your Separation Date and will be entitled to a pro-rata portion of your early retirement subsidies. For those who are not yet 55, you will be considered to have a “deferred” pension on the terms described below. A “deferred” pension benefit is payable no earlier than the first of the month following the participant’s 55th birthday.

Early Retirement Subsidy. Your benefit from the Retirement Plan will be based on the Credited Service accrued as of the Separation Date and will be payable at age 65; however, you can begin to receive your lump sum or monthly benefit payment on the first day of any month after you reach age 55. If you commence your lump sum or monthly benefit payment at or after age 55 but before age 62, the benefit will still be reduced. The amount of the reduction is less than the actuarial reduction that applies to “terminated vested” participants and more than the reduction that applies to early retirees who are not Bridged Employees.

The Retirement Plan provides that the benefits for early retirees are reduced by 0.25% for each month (i.e., 3% for each year) that they begin before age 62. Bridged Employees receive a pro-rata portion (the “Pro-Rata Fraction”) of the enhancement provided by the early retirement subsidies. The Pro-Rata Fraction equals the percentage of the employee’s Credited Service on his/her Separation Date divided by the Credited Service that employee would have had if employment had continued until he/she was first eligible to be treated as an early retiree. For purposes of this fraction, Credited Service is limited to 35 years for both Credited Service at separation and the Credited Service had employment continued to his/her first day of eligibility for treatment as an early retiree.

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

For example, assume an employee’s Separation Date occurs in 2012 and he is 50 years old with 10 years of Credited Service on his Separation Date. He would have been first eligible to be treated as an early retiree when he attained age 55, when he would have had 15 years of Credited Service. The Pro-Rata Fraction in this example would be 10/15.

To calculate the benefit that will be paid, the formula is

•	Pro-Rata Fraction TIMES the participant’s accrued benefit as of the Separation Date payable with early retirement subsidies

•	PLUS (1 MINUS the Pro-Rata Fraction) TIMES the participant’s accrued benefit at Separation Date actuarially reduced for early commencement

Here’s an example of how this formula will work. Assume an employee is 52 years old at separation with 23 years of Credited Service. His earliest retirement age will be 55, at which time he would have had 26 years of Credited Service, so his Pro-Rata Fraction is 23/26, or 88.46%. Assume his accrued benefit—that is, the age 65 annuity payment paid every month for the rest of his life—is $1,000. If he receives his pension at age 55, as an early retiree he would receive $790. As a terminated vested participant, he would receive $340.

Under the formula, he would receive $738.07 per month beginning, at age 55 calculated as follows:

88.46% Times $790 =	$698.83
Plus
(1-88.46% = 11.54%) Times $340 =	$39.24

Equals
Total:	$738.07

The $738.07 monthly annuity value could be converted into any of the forms of benefit available under the Retirement Plan.

Social Security Bridge Transition Benefit. Bridged Employees also may be eligible for the Social Security Bridge Transition Benefit under the Separation Program. The Social Security Bridge Transition Benefit is fully described in the SPD (and applicable summaries of material modification) for the Retirement Plan. In general, the Social Security Bridge Transition Benefit reduces the offset for Social Security Benefits under the Retirement Plan by providing a temporary monthly supplement prior to age 62. The benefit was eliminated in July 1995 but was preserved for employees then at least age 50, with 90% preserved for employees then 49, 80% for employees then 48, etc. The benefit was not preserved for employees then 40 or younger.

Death of a Bridged Employee. If you die after you sign the Separation Letter but before you begin to receive your benefits from the Retirement Plan, your spouse (or estate in the case of any unmarried participant) will receive an annuity or a lump sum. If you die before age 55, you will be eligible for the Social Security

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Bridge Transition Benefit. If you were eligible for the Rule of 85 Transition Benefit on your Separation Date, you will not be eligible for this benefit if you die before you reach age 55. The Pro-Rata Fraction described above would be applied as described above. The benefit is calculated as though you had elected a joint and 50% survivor annuity with your spouse (if you’re unmarried, as though you had a spouse the same age as you) on the day before you died. The lump sum is the actuarial equivalent of just the 50% survivor portion of the benefit—that is, taking into account your death. The annuity or lump sum is payable only after your spouse (or administrator of your estate) applies for the benefit. Bridged Employees under the Separation Program will not be charged for the qualified pre-retirement spousal annuity fully described in the SPD (and applicable summaries of material modification) for the Retirement Plan.

Other Information. Except as described here, you will be treated as a terminated vested participant for Retirement Plan purposes. For example, you may not receive a “disability retirement” as discussed in the SPD (and applicable summaries of material modification) for the Retirement Plan.

The special provisions in the Retirement Plan regarding Bridged Employees are subject to certain discrimination tests under tax laws. Our actuaries have reviewed data on a preliminary basis and concluded that these special provisions satisfy those tests under most scenarios. However, if the provisions in practice happen to fail the tests, the benefits described here will be paid, to the extent necessary, from company assets outside the Retirement Plan. Benefits from the Retirement Plan have tax advantages that payments outside it do not. You will be notified as soon as possible if this provision affects you.

After you leave the Employer, if you are entitled to a vested benefit from the Retirement Plan, you’ll receive a statement that will tell you what your monthly life income payment will be at age 65. This will be sent to you within approximately one year from your Separation Date. If any portion of your benefit is from a different plan, such as the Retirement Plan for Hourly Employees of MSD, there is an offset which reduces the benefit from the Retirement Plan. The aggregate lump sum benefit payable from two different plans generally differs slightly from a lump sum payable from only one plan (especially if different interest rate methodologies apply).

Payments not Compensation for Retirement Plan. Separation Pay is not compensation for Retirement Plan purposes. A bonus or the special payment, if any, in lieu of an AIP/EIP bonus paid after your Separation Date is also not compensation for Retirement Plan purposes.

Split Election. Bridged Employees whose pension benefits are payable in part from the Supplemental Retirement Plan who wish to make an election with respect to the retirement benefits under that plan should do so in accordance

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

with that plan by contacting the Support Center at 866-MERCK-HD (866-637-2543) to request the appropriate paperwork if eligible.

Official Plan Document. To the extent this section describes eligibility for the Pension Bridge, including the Social Security Bridge Transition Benefit, it constitutes a summary of material modification to the SPD for the Retirement Plan and should be kept with that document.

Medical (including Prescription Drug) and Dental

Medical (including Prescription Drug) and Dental – If You Do Not Sign the Separation Letter

If you don’t sign the Separation Letter your medical and dental coverage will continue until the end of the month in which your Separation Date occurs. You will be eligible to elect to continue your coverage in accordance with COBRA for up to 18 months from the first day of the month coincident with or following your Separation Date, just like any other employee whose employment ends. If you have no medical and/or dental coverage under Merck’s plans on your Separation Date, you will not be eligible to elect such coverage under COBRA.

Separation Program—Medical (including Prescription Drug) and Dental – If You Sign the Separation Letter

If you sign the Separation Letter you will be eligible to continue medical and dental coverage under Merck’s plans (as they may be amended from time to time) in accordance with COBRA as described in the section above, however, you will be eligible to pay a subsidized COBRA rate equal to the contribution rates applicable to active employees as they may change from time to time for your Benefits Continuation Period. Your Benefits Continuation Period starts on the first day of the COBRA continuation period and continues for a period of up to 18 months. The length of your Benefits Continuation Period is based on your complete years of continuous service on your Separation Date. Please note that you will receive a letter from the Merck Benefits Service Center regarding your eligibility to elect continuation coverage under COBRA. That letter will reflect the full COBRA rate—not the subsidized rate. You must elect to continue coverage under COBRA in accordance with the instructions contained in that letter in order to be eligible for continuation coverage at the subsidized rates. See the Separation Plan SPD for more information. Also note that you can terminate your active medical and/or dental coverage during your Benefits Continuation Period but you cannot re-enroll in that coverage thereafter.

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

If You Are Retiree Healthcare Bridge Eligible on Your Separation Date

If you are Retiree Healthcare Bridge Eligible and you sign the Separation Letter you are eligible to continue your medical and dental coverage through COBRA at the subsidized COBRA rates equal to the contribution rates applicable to active employees as they may change form time to time for the duration of your Benefits Continuation Period. At the end of your Benefits Continuation Period, you are eligible to participate in retiree medical and dental benefits at subsidized retiree rates applicable to similarly situated retirees.

You cannot commence retiree medical or retiree dental benefits before the end of the Benefits Continuation Period, however, you can waive your Benefits Continuation Period as of your Separation Date or in limited circumstances you may elect to end that period early and elect retiree benefits instead. Also note that you can terminate your medical and/or dental coverage during your Benefits Continuation Period without waiving your Benefits Continuation Period and you will still be eligible to elect retiree medical and dental coverage at the end of your Benefits Continuation Period. For information, see the Separation Plan SPD.

If you are Retiree Healthcare Bridge Eligible and you sign the Separation Letter but you are not eligible for medical and/or dental benefit continuation as of your Separation Date under the Separation Benefits Plan (e.g., you had no active coverage on your Separation Date or you failed to timely elect and pay for continuation coverage under COBRA), you are not eligible to continue such coverage under COBRA through your Benefits Continuation Period. Instead, you will be eligible to enroll in retiree medical and dental benefits at the end of your Benefits Continuation Period or as of your Separation Date if you elect to waive your Benefits Continuation Period. If you elect to end your Benefits Continuation Period early, you can enroll in retiree medical and dental coverage during annual enrollment (for coverage effective the following January 1) or mid-year if you have a life event (e.g., you lose coverage elsewhere) and you contact the Merck Benefit Service Center within 30 days of the event.

If you elect to waive or end your Benefits Continuation Period early, you are electing to permanently and irrevocably forfeit your right to active medical and dental (and Basic Life Insurance) continuation for which you would have otherwise been eligible during that period. See the Separation Plan SPD for information on the limited circumstances that permit you to end your Benefits Continuation Period early.

Retiree medical and dental eligibility provided under the Separation Program for those who are Retiree Healthcare Bridge Eligible is subject to the same forfeiture provision described in the Separation Plan SPD. The forfeiture provision will apply for the period during which Separation Pay would have been paid had it been paid in installments in accordance with the Employer’s normal payroll

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

practices, however, if the forfeiture provision applies during that period, you will be permanently ineligible for retiree healthcare benefits.

Official Plan Document. To the extent this section describes eligibility for retiree healthcare for those who are Retiree Healthcare Bridge Eligible, it constitutes a summary of material modification to the medical and dental sections of the Merck SPD for Legacy Merck Retirees and should be kept with that document.

Merck Retiree Healthcare Benefits—in General

This section only applies to you if you are Retiree Healthcare Bridge Eligible and you sign the Separation Letter.

If you are Retiree Healthcare Bridge Eligible, the date on which your retiree healthcare benefits begin as described above is the “Retiree Healthcare Commencement Date”.

You will be automatically enrolled in retiree medical and dental coverage as of your Retiree Healthcare Commencement Date. If you do not have medical and/or dental coverage on the last day of your Benefits Continuation Period, you will be enrolled in the no coverage retiree option. If you have medical and/or dental coverage on the last day of your Benefits Continuation Period, you will be enrolled in retiree dental and medical coverage under the same coverage option in which you were enrolled on the day before your Retiree Healthcare Commencement Date, provided that coverage option is available to you as a retiree. If that coverage option is not available, you will be automatically enrolled in the plan’s default option. Coverage under your retiree medical and dental coverage will also automatically continue for your eligible dependents who were enrolled under the applicable plans on the day before your Retiree Healthcare Commencement Date provided they are eligible for coverage.

You are permitted to add eligible dependents or drop covered dependents and/or change medical and/or dental coverage options retroactive to your Retiree Healthcare Commencement Date only if you notify the Merck Benefits Service Center of such change(s) within 30 days after your Retiree Healthcare Commencement Date. Thereafter, any permitted changes will only be made prospectively during annual enrollment (for coverage effective the following January 1) or mid-year if you experience a life event and you notify the Merck Benefits Service Center within 30 days of the event.

You can “opt-out” of retiree medical and/or dental coverage at any time, but note that your ability to re-enroll for coverage is generally limited to annual open enrollment (with the following January 1 as the re-enrollment effective date); mid-year enrollment is available only if you have a life event that permits you to enroll in coverage and you contact the Merck Benefit Service Center to re-enroll in Merck retiree coverage within 30 days of the date of the life event.

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

You must pay the applicable contributions for retiree healthcare coverage beginning on your Retiree Healthcare Commencement Date. You will receive an invoice from the Merck Benefit Service Center that indicates the contribution due for your retiree healthcare coverage. If you fail to pay the contribution required for retiree healthcare coverage in the time and manner specified on the invoice, you will be deemed to have opted out of coverage and your ability to re-enroll is limited as described above. You may want to consider enrolling in the automatic payment option available through the Merck Benefits Service Center at Fidelity. Contact the Merck Benefits Service Center at Fidelity at 800-666-3725 for additional information.

For purposes of determining retiree medical contributions, a Bridged Employee who is Retiree Healthcare Bridge Eligible

•

will have the number of points that is the sum of his/her age and years of adjusted service as recorded on the Employer’s records (from age 40 for those subject to the “Rule of 88”; all adjusted service for those subject to the “Rule of 92”) as of his/her Separation Date; and

•

will pay premiums for medical coverage in accordance with the premium schedule for the “Rule of 92” or the “Rule of 88”, as applicable, in effect on his/her Retiree Healthcare Commencement Date, as the premium schedule may be amended from time to time.

To determine whether the “Rule of 92” or the “Rule of 88” applies to you and to see the contributions applicable to those schedules, see About Me on Sync.

For retiree dental coverage you will pay a flat dollar contribution in accordance with the contribution schedule for retiree dental coverage in effect on your Retiree Healthcare Commencement Date, as that contribution schedule may be amended from time to time. For the contribution schedule applicable to retiree dental coverage, see About Me on Sync.

You cannot be covered as an active employee for medical and/or dental and or through COBRA and/or Basic Life Insurance and as a retiree (even under the no coverage option) for Merck healthcare coverage during the same period.

Coordination with Medicare

An individual is generally eligible for Medicare if he or she is at least age 65 or has been entitled to Social Security disability benefits for at least 24 months. If you or your dependents are eligible for Medicare on your Separation Date or become eligible for Medicare during the period for which you are covered under COBRA at subsidized or non-subsidized rates or thereafter if eligible as a retiree, the Merck medical plan under which you are covered will coordinate with Medicare. That means that Medicare will be primary and the Merck medical plan

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

will be secondary. You or your dependents, as applicable, must enroll in Medicare immediately when first eligible for Medicare. When coordinating with Medicare, the Merck medical plans assume that you and your dependents are covered by Medicare as of the first date you or your dependents, as applicable, are eligible to be covered under Medicare—whether or not the individual is actually covered. If you and your dependents do not enroll in Medicare when first eligible you will experience a gap in coverage and you may be obligated to pay a late enrollment penalty to Medicare for Medicare when you do enroll. For information on eligibility for and enrollment in Medicare visit your local Social Security Administration office or contact the Social Security Administration online at www.ssa.gov or by phone at 800-772-1213.

Life Insurance

Basic Life Insurance—If You Do Not Sign the Separation Letter

If you do not sign the Separation Letter, your Basic Life Insurance will continue for 31 days after your Separation Date. During this 31-day period you may elect to convert this coverage to an individual policy with Prudential, subject to certain limitations. Contact the Merck Benefits Service Center (800-666-3725) or Prudential (877-370-4778) for more information.

Separation Program—Basic Life Insurance—If You Sign the Separation Letter

If you sign the Separation Letter, your Basic Life Insurance will continue at no cost to you under Merck’s life insurance plan (as it may be amended from time to time) during your Benefits Continuation Period as more fully described in the Separation Plan SPD. You are responsible for paying applicable tax on imputed income, if any, for Basic Life Insurance coverage during your Benefits Continuation Period. Note that you may elect to waive or end your Benefit Continuation Period early under limited circumstances but if you do the Basic Life Insurance (and any medical and/or dental benefit) continuation for which you would have otherwise been eligible during that period will be permanently and irrevocably forfeited. See the Separation Plan SPD for information on the limited circumstances that permit you to waive or end your Benefits Continuation Period early.

AD&D, Optional Group Life and Dependent Life Insurance

Whether or not you sign the Separation Letter, your accidental death and dismemberment coverage will end as of your Separation Date and your optional group term life insurance and dependent life insurance will continue for 31 days after your Separation Date. During this 31-day period you may elect to convert or port your optional group term life and/or dependent life coverage to an individual policy with Prudential, subject to certain limitations. Contact the Merck

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Benefits Service Center (800-666-3725) or Prudential (877-370-4778) for more information.

Health and Life Insurance Benefits Overview Chart

The chart below is provided for your convenience to compare the medical, dental and Basic Life Insurance benefits offered under the Separation Program to the normal plan provisions. It assumes you are eligible for medical and dental continuation under COBRA, that you sign the Separation Letter and that you timely pay the required contributions to continue coverage.

	Regular Plan Provisions	Separation Program
Medical (including Prescription Drug) and, Dental	Benefits continue to the end of the month in which your Separation Date occurs; eligible for COBRA afterward for up to 18 months at full COBRA rate

Benefits continue to end of month in which your Separation Date occurs; eligible for COBRA afterwards for up to 18 months as follows:

Provided you elect to continue benefits under COBRA,

Medical and Dental benefits at subsidized rates equal to active employee rates continue for the duration of your Benefits Continuation Period;

Thereafter

If not Retiree Healthcare Bridge Eligible—continue medical and/or dental benefits for remaining COBRA period, if any, at full COBRA rate;

If Retiree Healthcare Bridge Eligible—begin participation in retiree medical and dental benefits w/applicable retiree contributions

Basic Life Insurance	Coverage equal to 1x base pay continues for 31 days after Separation Date. You may be eligible to convert to an individual policy with Prudential during the 31-day period.

Coverage equal to 1x base pay continues at no cost to you for the duration of your Benefits Continuation Period.

You may be eligible to convert to an individual policy with Prudential during the 31-day period after coverage ends as described above.

Optional Employee Group Term Life and Dependent Life	Coverage at level in effect on your Separation Date continues for 31 days You may be eligible to convert or port to an individual policy with Prudential during the 31-day period.

AD&D	No coverage	No coverage

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Stock Options, Restricted Stock Units and Performance Stock Units

Only employees may receive incentives under Merck’s incentive stock plans, including stock options, restricted stock units (“RSUs”) or performance stock units (“PSUs”); therefore, you will not be eligible to receive any grants after your Separation Date.

If You Do Not Sign the Separation Letter – “Separated” or “Involuntarily Terminated” for Purposes of Stock Options, RSUs and PSUs

Under Merck’s incentive stock plans, stock options, RSUs and PSUs held by a U.S. employee whose employment ends are treated under the provisions of the grants applicable to retirement only if the employee is considered a retiree under the Retirement Plan. Bridge-Eligible Employees who do not sign the Separation Letter are not considered retirees under the Retirement Plan. Therefore, if you do not sign the Separation Letter (or, if a revocation period is applicable to you, you revoke the Separation Letter), the separation provisions (not the retirement provisions) applicable to stock options, RSUs and PSUs will apply to any outstanding incentives granted to you prior to 2010 that you hold on your Separation Date and the sale/involuntary termination provisions (not the retirement provisions) applicable to stock options, RSUs and PSUs will apply to any outstanding incentives granted to you in 2010 and thereafter that you hold on your Separation Date. Provisions may differ based on the grants. IT IS YOUR RESPONSIBILITY TO FAMILIARIZE YOURSELF WITH THE TERMS OF INDIVIDUAL GRANTS.

Stock Options (separation/sale/involuntary termination terms)

Generally, for outstanding annual and quarterly stock option grants made in 2001 through 2009, the separation terms are:

Unvested options will vest on the Separation Date. You will then have two years to exercise them and previously vested grants. All outstanding vested options—including those previously vested—will expire on the day before the second anniversary of your Separation Date (or their original expiration date, if earlier).

Generally, for outstanding annual and quarterly stock option grants made in 2010 and thereafter terms differ depending on whether your employment terminated due to the sale of your division or otherwise in an involuntary termination:

•

If your employment is terminated due to the sale of your subsidiary, division or joint venture, options that would have become exercisable within one year of your Separation Date will become exercisable on

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

your Separation Date and all others immediately expire. All unexercised options will expire on the day before the first anniversary of your Separation Date (or their original expiration date, if earlier).

•

If your employment terminates due to an other involuntary termination, options that are unvested on your Separation date will expire on your Separation Date. Options that are exercisable on your Separation Date will expire on the day before the first anniversary of your Separation Date (or their original expiration date, if earlier).

Key R&D, MRL and MMD new hire stock option grants, and other stock option grants may have different terms. See the term sheets applicable to such stock option grants.

If on your Separation Date your then outstanding equity is treated as described above and you are rehired,

•	stock options granted before 2010 that are unexercised and outstanding on your rehire date will be reinstated to active status as if your employment had not been interrupted, and

•	stock options granted during 2010 and thereafter that are unexercised and outstanding on your rehire date will continue to be treated as described above.

RSUs (separation/sale/involuntary termination terms)

For RSUs granted before January 1, 2010, if you are treated as separated, a pro rata portion of your annual grants of restricted stock units, if any, generally will vest and become distributable at the same time as if your employment had continued; the remainder of the grant will expire on your Separation Date. Different terms may apply to RSUs that were not granted as part of the annual RSU grants. See the term sheets applicable to RSUs granted to you, if any.

For each annual and quarterly RSU grant made on or after January 1, 2010, terms differ depending on whether your employment terminated due to the sale of your division or otherwise in an involuntary termination.

If your employment is terminated due to the sale of your subsidiary, division or joint venture, the following portion of your RSU awards and accrued dividends, if any, will be distributed at the time distributed to active employees: one-third if your Separation Date is on or after the grant date but before the first anniversary of the grant date; two-thirds if your Separation Date is on or after the first anniversary of the grant date but before the second anniversary of the grant date; and all if your Separation Date is on or after the second anniversary of the grant date.

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

If your employment terminates in an other involuntary termination and your Separation Date occurs

•

On or after the first anniversary of the RSU grant date, a pro rata portion of your RSU grant generally will vest and become distributable to you (together with any applicable accrued dividend equivalents) at the same time as if your employment had continued; the remainder of the grant will expire on your Separation Date; or

•	before the first anniversary of the RSU grant date, the entire grant (together with any applicable accrued dividend equivalents) will expire on your Separation Date.

See the term sheets applicable to RSUs granted to you, if any.

PSUs (separation/sale/involuntary termination terms)

PSUs granted January 1, 2009 vested or lapsed effective December 31, 2011. Payment, if any, will be made to you in accordance with the terms of the grant. See the term sheets applicable to PSUs granted to you, if any.

For each PSU granted on or after January 1, 2010, terms differ depending on whether your employment terminated due to the sale of your division or otherwise in an involuntary termination.

If your employment is terminated due to the sale of your subsidiary, division or joint venture, the following portion of your PSU awards will be distributed at the time distributed to active employees, based on actual performance: one-third if your Separation Date is on or after the grant date but before the first anniversary of the grant date; two-thirds if your Separation Date is on or after the first anniversary of the grant date but before the second anniversary of the grant date; and all if your Separation Date is on or after the second anniversary of the grant date.

If your employment terminates in an other involuntary termination and your Separation Date occurs

•

on or after the first anniversary of the PSU grant date, a pro rata portion of your PSU grant generally will vest and become distributable to you at the same time as if your employment had continued and based on actual performance; the remainder of the grant will expire on your Separation Date; or

•	before the first anniversary of the PSU grant date, the entire grant will expire on your Separation Date.

See the term sheets applicable to PSUs granted to you, if any.

If you have any question about your stock options, restricted stock units or performance stock units, you can call The Support Center at 866-MERCK-HD (866-637-2543).

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Separation Program—If You Sign the Separation Letter—“Retired” for Purposes of Stock Options, RSUs and PSUs

Under Merck’s incentive stock plans, stock options, RSUs and PSUs held by a U.S. employee whose employment ends are treated under the provisions of the grants applicable to retirement only if the employee is considered a retiree under the Retirement Plan. If you sign the Separation Letter you are considered a retiree under the Retirement Plan. Therefore, if you sign the Separation Letter, the retirement provisions (not the separation provisions or the involuntary termination provisions) applicable to stock options, RSUs and PSUs will apply to any outstanding incentive you hold on your Separation Date. The retirement provisions may differ based on the grants. IT IS YOUR RESPONSIBILITY TO FAMILIARIZE YOURSELF WITH THE TERMS OF INDIVIDUAL GRANTS.

Stock Options (retirement terms)

Generally, for outstanding annual and quarterly stock option grants made in 2001 through 2009, the retirement provisions are:

Unvested options will vest on the original vesting date and then be exercisable for the full term of the option, expiring on the original expiration date. Vested options will be exercisable for the remaining term of the option, expiring on the original expiration date.

Generally, for outstanding annual and quarterly stock option grants made in 2010 and thereafter, the retirement provisions are:

•	Unvested Options:

•	If your Separation Date occurs before the 6-month anniversary of the option grant date, the options expire on your Separation Date; or

•

If your Separation Date occurs on or after the 6-month anniversary of the option grant date, unvested options will become exercisable on their original vesting date and remain exercisable until they expire on the day before the fifth anniversary of the grant date (or their original expiration date, if earlier).

•

Vested Options: Options that are vested on your Separation Date will be exercisable until they expire on the day before the fifth anniversary of the grant date (or their original expiration date, if earlier).

Key R&D, MRL and MMD new hire stock option grants, and other stock option grants may have different terms. See the term sheets applicable to such stock option grants.

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

If you are treated as retired, and later rehired, stock options that are unexercised and outstanding on your rehire date will continue under the retirement terms.

RSUs (retirement terms)

If you are treated as retired, any annual grants of restricted stock units that were granted at least 6 months prior to your Separation Date, if any, generally will vest and become distributable (together with any applicable accrued dividend equivalents for grants made in 2010 and thereafter) as if your employment with the Employer had continued. RSUs granted within 6 months of your Separation Date will be forfeited (together with any applicable accrued dividend equivalents for grants made in 2010 and thereafter). See the term sheets applicable to RSUs granted to you, if any.

PSUs (retirement terms)

If you are treated as retired, a pro rata portion of any annual grant of performance share units that were granted to you at least 6 months prior to your Separation Date will be payable if at all when the distribution with respect to the applicable performance year is made to active employees; the remainder of the grant will expire on your Separation Date. Performance share units, if any, granted to you within 6 months of your Separation Date will lapse on your Separation Date. See the term sheets applicable to PSUs granted to you, if any.

If you have any question about your stock options, RSUs or PSUs, call the Support Center at 866-MERCK-HD (866-637-2543).

Annual Incentive Program/Executive Incentive Program (“AIP/EIP”)—

As described in more detail below, payment of bonuses, or a special payment in lieu of a bonus, depends on when your Separation Date occurs during a performance year and for a special payment in lieu of a bonus, whether or not you sign the Separation Letter.

•

For the performance year prior to the Separation Date: Provided you are in a class of employees eligible for an AIP/EIP and your employment ends between January 1 and the time AIP/EIP bonuses are paid for that year to other employees, you will be eligible for an actual AIP/EIP bonus with respect to the performance year immediately preceding your Separation Date on the same terms and conditions as those that apply to other employees. That bonus, if any, will be paid at the time AIP/EIP bonuses are paid for that year to other employees (not later than March 15) or will be deferred in accordance with your applicable deferral election for that performance year. Eligibility for consideration for your prior performance year AIP/EIP bonus is not contingent upon your signing the Separation Letter.

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

•

For the performance year in which Separation Date occurs: If your Separation Date occurs between January 1 and June 30, inclusive, no AIP/EIP or special payment in lieu of a bonus with respect to the performance year in which your Separation Date occurs is payable. If your Separation Date occurs on or after July 1 and on or before December 31, a special payment in lieu of a bonus is payable under this program with respect to the performance year in which your Separation Date occurs provided you sign the Separation Letter. See below for details.

•

For executives who are listed in the Summary Compensation Table for the most recent proxy materials issued by Merck in connection with the annual meeting of shareholders, the amount of payment in lieu of EIP award, if any, will be guided by the principles contained in this section, but Merck retains complete discretion to pay more, or less, than those amounts.

•

The Employer reserves the right to treat the payment of AIP/EIP bonuses and/or the special payments in lieu of AIP/EIP bonuses as supplemental wages subject to flat-rate withholding (that is, not taking into account any exemptions).

•	No 401(k) deductions are made from any special payment in lieu of an AIP/EIP.

Separation Program—If Your Separation Date Occurs On or After July 1 And On Or Before December 31

If your Separation Date occurs on or after July 1 and on or before December 31, a special payment in lieu of an AIP/EIP with respect to the performance year in which your Separation Date occurs may be paid only if you sign the Separation Letter. The special payment, if any, will be calculated based on the target bonus applicable to you under the AIP/EIP on your Separation Date (subject to the following sentence) with respect to the current performance year and the number of full and partial months you worked in the current performance year and is subject to downward adjustment by Merck in its sole discretion based on a variety of factors, including but not limited to your documented poor performance in the current performance year. If your Separation Date occurs on or after the effective date of your assigned band, pathway and level under the new Compensation and Career Framework communication but before January 1, 2013, your target bonus will be the greater of the target applicable to your assigned position in the Compensation and Career Framework job structure on your Separation Date or your band/tier level immediately preceding the conversion to the new structure. If you receive a special payment in lieu of an AIP/EIP bonus, it will be paid to you (less applicable withholding) as soon as administratively feasible following your Separation Date (but not later than March 15 of the year following your Separation Date) and Merck’s receipt of your signed Separation Letter. However, if you elected to defer all or part of your AIP/EIP bonus, that election will apply to payments made in lieu of AIP/EIP bonus.

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

* * *

OTHER BENEFITS AND PROGRAMS

The following describes the terms and conditions of certain Merck benefit plans and programs as they apply to employees whose employment with the Employer terminates for any reason. For additional information, see the applicable SPDs and applicable summaries of material modification.

Business Travel Accident

Your coverage under the Business Travel Accident Insurance Plan ends on your Separation Date.

Dependent Care Flexible Spending Account

Your participation in the Dependent Care Flexible Spending Account ends on your Separation Date. Eligible expenses incurred throughout the calendar year in which your Separation Date occurs (even after employment with the Employer ends) can be reimbursed but only up to the amount actually contributed to the account. Claims for those expenses must be submitted to Horizon Blue Cross Blue Shield by April 15th of the year following the year in which your Separation Date occurs. Amounts remaining in the account after all eligible expenses have been paid will be forfeited.

Group Auto & Homeowners Insurance

If you participate in the MetLife Group Auto & Homeowners Insurance on your Separation Date, your payroll deduction (and the applicable discount) will end on that date and you will be moved to direct bill with MetLife. If you have any questions, please contact MetLife at 800-438-6388.

Group Legal Plan

If you participate in the Group Legal Plan on your Separation Date, your coverage will end on that date. You may continue coverage on an individual basis for 30 months after your Separation Date. If you elect to continue coverage, you must pre-pay for the coverage for 30 months. Contact Hyatt Legal for details at 800-821-6400.

Health and Insurance Benefits

Merck’s health and insurance benefits consist of the following Merck plans and programs: medical (including prescription drugs), dental, vision, health care and dependent care flexible spending accounts, life insurance (including basic and

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

optional term life, dependent term life and accidental death and dismemberment), long term care and long term disability. Your participation in these plans ends as described elsewhere in this communication. However, a full month of contribution/premium for your coverage under these plans in effect on your Separation Date may be deducted from your paycheck for the month in which your Separation Date occurs.

Health Care Flexible Spending Account

Your participation in the Health Care Flexible Spending Account (“HCFSA”) ends on your Separation Date, unless you elect to continue to participate in accordance with COBRA for the remainder of the calendar year in which your Separation Date occurs. If you elect to continue participation in HCFSA under COBRA, you must make your required contributions on an after-tax basis. Eligible expenses incurred while you participate in HCFSA during the calendar year in which your Separation Date occurs can be reimbursed up to your entire elected amount. Claims incurred after your participation in HCFSA ends cannot be reimbursed, no matter how much money is left in the account. Claims for expenses incurred during the calendar year in which your Separation Date occurs and while you are a participant in HCFSA must be submitted to Horizon Blue Cross Blue Shield by April 15 of the year following the year in which your Separation Date occurs. Amounts remaining in the account after all eligible expenses have been paid will be forfeited.

Long Term Care

If you elected coverage under Merck’s Long Term Care Plan for you (or your spouse or same-sex domestic partner), that coverage will end on your Separation Date. However, you may continue coverage without interruption by contacting CNA (the insurer) and paying your first quarterly premium to CNA within 31 days after the last day of the month in which your Separation Date occurs. For more information (and to request the necessary forms) contact CNA directly at 800-528-4582.

Long Term Disability

Your participation in the Long Term Disability Plan (“LTD Plan”) will end on the last day of the month in which your Separation Date occurs. In other words, you must have satisfied the 26-week LTD Plan eligibility period by the end of the month that includes your Separation Date to be eligible for LTD Plan benefits. If you are disabled and receiving income replacement benefits under the LTD Plan on your Separation Date, those benefits will continue in accordance with the terms of the LTD Plan. However, Separation Pay paid by the Employer under the Separation Benefits Plan will be offset from benefits payable under the LTD Plan (meaning the LTD Plan benefits will be reduced by Separation Pay).

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Merck Deferral Program

If you have an account balance in the Merck & Co., Inc. Deferral Program, your termination of employment will commence distribution of your account in accordance with your previously elected schedule, subject to applicable plan terms. For example, account balances less than $125,000 are distributed without giving effect to the participant’s election, while distributions to certain of Merck’s most highly paid employees on account of termination of employment cannot be made for six months from the termination date.

If you elected to defer all or part of your EIP/AIP distribution and receive a payment in lieu thereof as a result of your separation, your deferral election to the Merck Deferral Program will apply to your payment in lieu of your EIP/AIP.

Sales Incentive Plan

If you are a participant in a sales incentive plan of Merck or its subsidiaries, including the Employer, on your Separation Date, your eligibility to be paid a bonus, if any, will be determined under the terms and conditions of the plan in which you are a participant.

Savings Plan

Any Separation Pay you receive under the Separation Benefits Plan is not base pay and may not be contributed to the Savings Plan. A bonus or the special payment, if any, in lieu of an AIP/EIP bonus is also not compensation for purposes of the Savings Plan.

If you have an outstanding Savings Plan loan balance as of your Separation Date, you will have 60 days to repay the balance. If the loan is not repaid within 60 days, the outstanding loan balance will be considered to be in default and will be treated as a partial distribution subject to taxation and a possible 10% early withdrawal penalty. Please consult your tax advisor.

You generally may receive a final distribution from the Savings Plan at any time after your Separation Date. However, if the value of your Savings Plan account is less than $1,000 upon your Separation Date, you automatically will receive a distribution of your account balance following your Separation Date. If your account balance is between $1,000 and $5,000 upon your Separation Date, and you do not elect a lump sum distribution or a rollover, your account will be rolled over into an Individual Retirement Account (IRA) at Fidelity. If, upon reaching age 65, you have not previously elected to receive your benefits, your account balance will be distributed to you without regard to its amount. Review the information in the SPD (and applicable summaries of material modification) for the Savings Plan for additional information on receiving a final distribution under the Savings Plan.

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Short Term Disability

Subject to applicable state law, your participation in the Short Term Disability Plan (“STD Plan”) ends on your Separation Date. If you are disabled and are receiving income replacement benefits under the STD Plan on your Separation Date, those benefits will continue in accordance with the terms of the plan. However, subject to state law, Separation Pay paid by the Employer under the Separation Benefits Plan will act as an offset from benefits payable under the STD Plan (meaning the STD Plan benefits will be reduced by the Separation Pay). Where state law does not permit such offsets to be made to STD Plan benefits (or where the Employer in its sole and absolute discretion determines it is easier for the Employer to administer), STD Plan benefits will instead act as an offset from Separation Pay paid (or payable) by the Employer under the Separation Benefits Plan (meaning Separation Pay will be reduced by the STD Plan benefits). The amount of the offset will be established by the Employer and will be a good faith estimate of the STD Plan benefits payable to the employee after the employee’s Separation Date.

Vacation Pay/Floating Holidays

You will be paid for any amount of vacation that you have accrued but not used as of your Separation Date. Conversely, you must reimburse the Employer for any vacation you used prior to your Separation Date that you had not earned as of your Separation Date. Any such amounts to be reimbursed may be deducted from any Separation Pay paid pursuant to the Separation Benefits Plan. You will not be paid for unused vacation days carried over from the calendar year prior to your Separation Date or for floating holidays that are unused as of your Separation Date, unless payment is required under state law.

Vision

Coverage under the Vision Plan ends on the last day of the month in which your Separation Date occurs. You will be given the opportunity to continue this benefit in accordance with COBRA for up to 18 months from your Separation Date by paying the required premiums.

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

* * *

OTHER IMPORTANT INFORMATION

Parent (or its applicable subsidiary) retains the right (to the extent permitted by law) to amend or terminate the Separation Benefits Plan and any other benefit or plan described in this brochure (or otherwise) at any time and nothing in this Brochure in any way limits that right. However, following a “change in control” of Merck (as defined in the Merck & Co., Inc. Change in Control Separation Benefits Plan, as it may be amended from time to time), certain limitations apply to the ability of Parent (or its applicable subsidiary) to amend or terminate its benefit plans. In addition, a Legacy Merck Employee whose employment is terminated without cause within two years following a “change in control” who satisfies certain age and service requirements on the date his or her employment ends, may also be entitled to receive the retirement pension and/or healthcare bridge as provided in the Merck & Co., Inc. Change in Control Separation Benefits Plan.

Notwithstanding anything in the Separation Program to the contrary, benefits under the Separation Program that are subject to Section 409A of the Internal Revenue Code of 1986, as amended, will be adjusted to avoid the excise tax under Section 409A. Parent or Employer will take any and all steps it determines are necessary, in its sole and absolute discretion, to adjust benefits under the Separation Program to avoid the excise tax under Section 409A, including but not limited to, reducing or eliminating benefits, changing the time or form of payment of benefits, etc.

Payments made on account of separation from service are limited during the six months following the termination of employment of a “Specified Employee” as defined in Treas. Reg. Sec. 1.409A-1(i) or any successor thereto, which in general includes the top 50 employees of a company ranked by compensation. Notwithstanding anything contained in the Separation Program to the contrary, if a Covered Employee is a “Specified Employee” on his or her Separation Date, to the extent required by Section 409A of the Internal Revenue Code of 1986, as amended, no payments will be made during the six-month period following termination of employment. Instead, amounts that would otherwise have been paid during that six-month period will be accumulated and paid, without interest, as soon as administratively feasible following the end of such six-month period after termination of employment.

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Glossary of Definitions

As used in this document, the following terms have the following meanings.

“Basic Life Insurance” is life insurance provided under a plan sponsored by Parent or a subsidiary of Parent equal to 1x “base pay” (as defined in the Life Insurance SPD”).

“Benefits Continuation Period” is as defined in the Separation Benefits Plan.

“Bridge-Eligible Employees” means “Legacy Merck Employees” as defined in the (Separation Benefits Plan) who experience a “Termination due to Workforce Restructuring” (as defined in the Separation Benefits Plan):

(1) on or after January 1, 2012 but before January 1, 2013 and who as of their Separation Date, are

•	at least age 49 and have at least 9 years of Credited Service; or

•	at least age 64 years and have less than 9 years of Credited Service; and

•	who, on their Separation Date, are not at least age 55 with at least 10 years of Credited Service or at least age 65; or

(2) on or after January 1, 2013 and who, as of December 31 of the year in which their Separation Date occurs, are

•	at least age 50 and have at least 10 years of Credited Service; or

•	at least age 64 and have less than 10 years of Credited Service; and

•	who, on their Separation Date, are not at least age 55 with at least 10 years of Credited Service or at least age 65.

Bridge-Eligible Employees are only those employees who are designated by the Employer or Parent as “Bridge-Eligible Employees.” This Brochure only applies to Bridge-Eligible Employees.

“Bridged Employees” are those Bridge-Eligible Employees who sign (and if a revocation period is applicable to them, do not revoke) the Separation Letter. Bridged Employees are considered retired under the Retirement Plan. “Bridged Employees” do not include employees who terminate employment in any way that does not constitute a Termination due to Workforce Restructuring as determined in accordance with the terms of the Separation Benefits Plan, including employees who resign for any reason.

“Credited Service” is as defined in the Retirement Plan.

“Employer” means individually and collectively, Merck Sharp & Dohme Corp., and its direct and indirect wholly owned subsidiaries excluding Comsort, Inc. and Telerx Marketing, Inc. The term “Employer” excludes each Legacy Schering

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

Entity (as defined in the Separation Benefits Plan) and Inspire Pharmaceuticals, Inc.

“Legacy Merck Employee” is as defined in the Separation Benefits Plan.

“Parent” means Merck & Co., Inc.

“Pension Bridge” means the pro-rata portion of certain early retirement subsidies under the Retirement Plan, including the Social Security Bridge Transition Benefit and treatment as a retiree under the Retirement Plan

“Retiree Healthcare Bridge Eligible” means that you are a Bridged Employee who as of your Separation Date (i) if your Separation Date occurs in 2012 you are at least age 49 with at least 9 years of Credited Service on your Separation Date, or (ii) if your Separation Date occurs in 2013 you are at least age 50 with at least 10 years of Credited Service as of December 31 of the year in which your Separation Date occurs, or (iii) if your Separation Date occurs in 2014 you are at least age 51 with at least 10 years of Credited Service as of December 31 of the year in which your Separation Date occurs, or (iv) if your Separation Date occurs in 2015 or thereafter you are at least age 52 with at least 10 years of Credited Service as of December 31 of the year in which your Separation Date occurs.

“Retiree Healthcare Commencement Date” means the date your retiree healthcare benefits begin as described in this Brochure.

“Retirement Plan” means the Retirement Plan for Salaried Employees of MSD

“Separation Benefits Plan” means the Merck & Co., Inc. US Separation Benefits Plan.

“Separation Date” means a Bridge-Eligible Employee’s last day of employment with the Employer.

“Separation Letter” means the letter provided by Parent or the employer that that includes a “Release of Claims” (as defined in the Separation Benefits Plan).

“Separation Letter Return Date” is the date stated in the Separation Letter (or as extended by the Employer at its sole discretion) by which Bridge-Eligible Employees must sign and return it to Parent or Employer. Bridge-Eligible Employees who sign and return (and, if a revocation period is applicable to them, do not revoke) the Separation Letter, become Bridged Employees.

“Separation Plan SPD” means the SPD for the Merck & Co., Inc. US Separation Benefits Plan.

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011

“Separation Program” means the (i) Separation Benefits Plan, (ii) provisions described in this Brochure applicable to (A) eligibility for retiree healthcare benefits for Bridged Employees who are Retiree Healthcare Bridge Eligible, (B) eligibility for the Pension Bridge, (C) treatment as a retiree under Merck’s options, RSUs and PSUs, and (D) payment in lieu of AIP/EIP.

“SPDs” means summary plan descriptions of various employee benefit plans sponsored by Merck & Co., Inc. or one of its wholly owned subsidiaries.

LMRK Separated Bridged Employees

Effective as of January 1, 2012

Revised as of December 12, 2011